UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Dividend Growth Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Major U.S. stock indexes generated strong gains for the year ended December 31, 2012, as optimism over resilient earnings and incremental economic improvements outweighed concerns about government fiscal challenges, debt troubles and recession in the eurozone, and slowing growth in key emerging markets. Dividend-paying stocks notched another solid year as investors searched for yield in a low-yield environment.

As shown in the Performance Comparison table, the Dividend Growth Fund gained 6.28% and 14.85% for the 6- and 12-month periods ended December 31, 2012, respectively. (Returns for the fund’s Advisor Class shares differed slightly due to a different fee structure.) The fund narrowly edged out the benchmark S&P 500 Index for the closing six months but lagged modestly for the year. The fund trailed the Lipper Large-Cap Core Funds Index by a slim margin over both periods. Telecommunication services, financials, and consumer discretionary shares posted the largest gains for the year, significantly outperforming the broader market. Materials and health care also posted strong results. Industrials and business services, consumer staples, and information technology lagged the S&P 500 slightly. Our energy holdings managed a slim gain, and a small position in the utilities sector posted a slight loss. Security selection, particularly in financials, weighed on the fund’s annual results versus the S&P 500, but our sector overweights and underweights were beneficial on the whole.

Your fund’s Board of Directors declared a year-end dividend of $0.16 per share ($0.15 per share for the fund’s Advisor Class) on December 12, 2012. Total dividend distributions for 2012 were $0.45 per share ($0.39 per share for the fund’s Advisor Class). The year-end dividend was paid on December 14, 2012. Shareholders should have received a check or statement reflecting the most recent distribution.

ECONOMIC AND MARKET ENVIRONMENT

U.S. equities wound up 2012 with strong gains, but it was a bumpy ride getting there. Investor optimism—and market performance—waxed and waned amid concerns about U.S. economic growth and fiscal policy, a eurozone recession and sovereign debt crisis, and slowing growth in China and other key emerging markets. Stocks rallied in the fall as U.S. corporate earnings proved unexpectedly resilient, even though their pace of growth slowed somewhat. Central banks around the world provided an important boost through highly accommodative monetary policies. The Federal Reserve launched further rounds of quantitative easing to suppress interest rates and promote riskier assets and indicated that it would keep interest rates low until mid-2015. The European Central Bank pledged to preserve the euro and followed up with a conditional plan to purchase the sovereign debt of financially troubled eurozone countries, while the Bank of Japan moved to expand its own asset purchase program in a continuing effort to fight deflation.

All S&P 500 sectors generated positive returns. Based on total return data from Standard & Poor’s, the financials and consumer discretionary sectors significantly outperformed the broader market. Telecommunication services and health care shares also did very well, whereas information technology, materials, and industrials and business services stocks trailed narrowly. Consumer staples and energy stocks underperformed with smaller gains. Stocks in the utilities sector were mostly flat. As measured by various Russell indexes, mid-cap shares outpaced large- and small-cap stocks, and value outperformed growth stocks across all market capitalizations.

Once again, it was an excellent year for dividends. According to S&P, net dividend increases (increases minus decreases) exceeded $52 billion in 2012, excluding the large wave of special dividends announced in a late-year rush to avoid higher federal taxes. A last-minute fiscal cliff compromise boosted the 2013 dividend tax rate from 15% to 20% for individuals making more than $400,000 per year ($450,000 for married couples). While we certainly don’t want to minimize its impact on our shareholders, we don’t believe the tax increase will have a meaningful effect on dividend payments or investor interest in our asset class. With payout rates in the low 30% range still well below the 52% historical average, dividends appear poised for another positive year in 2013 as corporations continue to report good cash flow and large cash reserves. With negative real yields available on many fixed income investments, investors should continue to find dividend stock yields—the average yield for paying issues was 2.80% at the year’s end—very appealing.

PORTFOLIO PERFORMANCE AND POSITIONING

The telecommunication services sector generated the fund’s biggest absolute gains for the year, while stock selection helped results versus the S&P 500 Index. Crown Castle International, our largest holding in the sector, was among the fund’s top performers, benefiting from surging demand for ever-higher data capacity to support smartphone technology. Investors were also attracted to the contractual nature of CCI’s business model, which tends to generate steady earnings and cash flow, as well as its expected conversion to a real estate investment trust in 2016. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Financials stocks also generated double-digit annual gains for the fund, although security selection weighed on returns versus the S&P 500 benchmark. A number of lower-quality, non-dividend-paying stocks led the sector in 2012. Several factors drove the strong performance of financials stocks—U.S. economic stability, a housing market recovery, a benign credit environment, and favorable valuations—and we focused on a number of purchase opportunities in the latter half of the year. Capital markets firms Waddell & Reed Financial, Northern Trust, and State Street performed well as investor optimism about the economy and markets gradually improved over the course of the year. Early indications of a recovery in the housing market were a big positive for the banking sector, and commercial banks posted strong gains. Wells Fargo and U.S. Bancorp benefited from a surge in mortgage refinancing against a backdrop of record-low interest rates. Shares of PNC Financial Services fell during the fourth quarter after the company missed earnings expectations. However, we believe PNC will benefit from new management, as well as cost savings from its recent acquisition of Royal Bank of Canada’s U.S. banking franchise. Financials remains our largest sector allocation, and valuations are still attractive. However, opportunities for new investment are less obvious than they were several months ago due to the sector’s recent outperformance.

Our consumer discretionary shares also posted solid gains. Stock selection detracted modestly from relative performance but was largely offset by a substantial overweight versus the S&P 500 as the sector was one of the market’s strongest for the year. Time Warner Cable was among the fund’s top overall contributors as yield-hungry investors were lured by the company’s steady dividend and stable, subscription-based revenue stream. Improvement in the housing market benefited shares of home improvement giant Home Depot, which surged for the year. Ross Stores continued its string of strong performance as the value-oriented retailer continued to take market share from more traditional retailers. Shares of McDonald’s declined after the company experienced disappointing sales results in both domestic and international markets. We believe management’s execution was not up to the company’s usual high standards, and apparently, they agreed: The company eventually announced a major shakeup in its restaurant operations senior management team, which bodes well for the future. Value retailer Kohl’s was another disappointment. We underestimated the competitive challenges facing the company and were early in our enthusiasm for the stock. However, we expect shares to rebound as management makes personnel changes in key areas of the company. In the meantime, the stock has good valuation support and an attractive yield. Overall, we modestly trimmed our exposure to the sector due to concerns about higher valuations and consumer confidence and spending. Nevertheless, we still see opportunities in companies with consistent, durable earnings growth and favor shares that we believe can provide solid performance even in a tepid economy and additional upside if growth is stronger than expected.

Our health care holdings also generated good gains, and stock selection boosted returns versus our benchmark. We added to the health care sector throughout 2012 as we believed that its valuations were more attractive than other defensive sectors. Shares of medical supply firm Baxter International rose nicely over the year, and we continue to like the company’s attractive valuation and solid, consistent dividend yield. Pharmaceutical firms Pfizer and, to a lesser extent, Merck and Johnson & Johnson produced strong gains as well. Major pharmaceutical firms had been trading at depressed valuations due to concerns about patent expirations and a lack of growth opportunities. Nevertheless, patent cliff concerns are receding, and investors are attracted to the industry’s strong cash flows and recent movement to a more shareholder-friendly approach to capital deployment. Drug distributor McKesson was a strong contributor after announcing better-than-expected earnings driven by strong results in its distribution segment. We established a position in life sciences company Thermo Fisher Scientific, which benefited from improved fundamental performance and an inexpensive valuation. We see further opportunity for gains as management remains committed to cutting costs, preserving margins, and repurchasing shares.

The fund’s information technology stocks posted solid gains but lagged the broader equity markets. Our holdings are largely concentrated in semiconductors and IT services, including companies such as Visa, another top contributor. While revenue growth slowed modestly, investors were drawn to Visa’s defensive business model and consistent growth in earnings and free cash flow driven by its strong global franchises. Semiconductor companies Texas Instruments and Xilinx benefited late in the year as brighter economic prospects improved the outlook for the companies’ consumer and industrial end markets. We established a position in Apple after the company announced plans to spend $45 billion over the next three years on share repurchases and newly initiated dividend payments. Apple shares surged through much of the year but gave back some ground in the closing months due to concerns about increased competition in key product areas. Apple remains a star player in the global mobile computing market, and with a solid product pipeline and world-class management team, we believe the company is poised for more strong performance. Western Union was a painful letdown. Management unveiled a “new strategic plan” that included price cuts in its core product and increased investments in growth areas. The news caught us—and the market—off guard and resulted in a hit to the share price.

Energy stocks lagged the broader markets significantly, but our underweight position helped returns versus the S&P 500. We remain selective in our energy holdings, seeking names with low cost structures, access to reliable and high-quality energy sources, and solid production growth. EQT, an Appalachian-focused natural gas production, gathering, and transmission company, performed well. Its low-cost production growth opportunity in the Marcellus shale deposit makes it an attractive asset. Peabody Energy, the largest coal producer in the U.S., weighed on results, and we eliminated our position. A record warm 2012 in the U.S. put thermal coal on its heels just as competing natural gas prices declined to new lows.

Elsewhere in the portfolio, utilities shares weighed on returns, with Exelon and Entergy among the portfolio’s weakest performers. In the materials sector, paint maker Sherwin-Williams was a standout performer, benefiting from lower commodity input costs and an improvement in the housing market that spurred paint sales. Among consumer staples, improving global fundamentals helped spirits maker Pernod-Ricard, which benefited from favorable pricing trends among brown spirits and good exposure to growing Asian markets. McCormick continues to separate itself from other food companies through a combination of pricing and volume growth. The company also has one of the better geographic footprints among food players, and its organic sales continue to surprise to the upside.

OUTLOOK

We expect global economic growth to continue at a modest pace in 2013. While the U.S. government was able to come to a last-minute agreement to avoid a fiscal cliff debacle, policymakers have delayed making the toughest decisions on deep spending cuts and entitlement reform that are essential to tackling the country’s budget deficit. Unemployment remains stubbornly high and is helping to keep a lid on a more robust recovery. Still, we are encouraged by the steady signs of improvement in the U.S. economy, particularly in the housing market. The resurgence of the U.S. energy sector also bodes well for the economy, and not just due to the new jobs created by the industry’s rebirth. Domestic oil production is approaching 20-year highs, while oil imports are at a 25-year low. Not only is this ultimately beneficial for consumers through the potential for lower energy prices, but also for energy-intensive chemical and manufacturing companies through lower input costs. Furthermore, if the U.S. government successfully addresses entitlement reform and government spending, the market’s reaction could be extremely favorable. Although the economic picture in Europe is by no means rosy, policymakers appear to have stabilized the situation and prevented an economic tailspin. Additionally, it seems that economic growth in China is improving incrementally, and positive economic developments in the region could add some upside for global growth.

As mentioned previously, the dividend tax rate was increased from 15% to 20% for “wealthy” individuals as part of the fiscal cliff compromise. While this is certainly not insignificant, it is not nearly as bad as it could have been if rates had increased to match ordinary income, as many in the Obama administration proposed. In any event, we do not believe investors will abandon their long-term investment strategies due to this latest change in tax policy. In addition to offering relatively attractive yields, companies with the ability to grow dividends over time tend to be very high-quality companies with strong cash flow and relatively predictable earnings. Plus, dividend stocks can provide a steady stream of income to hedge against inflation. While the tax increase might have a modest impact on the dividend policies of a few companies on the margin, it is likely to have little impact on companies that have survived and thrived through various tax regimes and have built a long history of growing dividends—precisely those companies that are in the “sweet spot” of our investment approach.

Regardless of prevailing tax policies or the economic environment, our investment approach remains the same: We look to buy and hold high-quality growth companies with strong earnings and cash flows that offer a combination of capital appreciation and income growth for our clients. As always, we remain committed to using fundamental research to identify these names and will continue to depend on our robust global research platform to maximize our opportunities for success.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 23, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Funds investing in stocks with a dividend orientation may have a somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
Pfizer	2.5%
Crown Castle International	1.9
Visa	1.8
Accenture	1.7
Time Warner Cable	1.7
U.S. Bancorp	1.6
JPMorgan Chase	1.6
Danaher	1.6
ExxonMobil	1.6
PepsiCo	1.5
United Technologies	1.5
Wells Fargo	1.5
Roper Industries	1.5
McKesson	1.5
Merck	1.4
Chevron	1.4
DENTSPLY International	1.4
Texas Instruments	1.4
Praxair	1.3
Home Depot	1.3
Automatic Data Processing	1.3
Time Warner	1.2
Thermo Fisher Scientific	1.2
AT&T	1.1
Schlumberger	1.1
Total	37.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE					
Beginning of period	$ 23.34	$ 22.88	$ 20.48	$ 16.51	$ 25.50
Investment activities					
Net investment income(1)	0.45	0.35	0.31	0.30	0.37
Net realized and unrealized gain (loss)	3.00	0.45	2.38	3.97	(8.71)
Total from investment activities	3.45	0.80	2.69	4.27	(8.34)
Distributions					
Net investment income	(0.45)	(0.34)	(0.29)	(0.30)	(0.35)
Net realized gain	–	–	–	–	(0.30)
Total distributions	(0.45)	(0.34)	(0.29)	(0.30)	(0.65)
NET ASSET VALUE					
End of period	**$ 26.34**	**$ 23.34**	**$ 22.88**	**$ 20.48**	**$ 16.51**

Ratios/Supplemental Data

Total return(2)	**14.85%**	**3.53%**	**13.26%**	**26.15%**	**(33.26)%**
Ratio of total expenses to average net assets	0.67%	0.68%	0.68%	0.72%	0.73%
Ratio of net investment income to average net assets	1.77%	1.53%	1.47%	1.72%	1.71%
Portfolio turnover rate	11.7%	10.4%	15.9%	14.3%	23.1%
Net assets, end of period (in millions)	$ 2,584	$ 2,047	$ 1,659	$ 1,004	$ 682

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE					
Beginning of period	$ 23.33	$ 22.87	$ 20.49	$ 16.51	$ 25.47
Investment activities					
Net investment income[1]	0.40	0.30	0.25	0.24	0.29[2]
Net realized and unrealized gain (loss)	2.98	0.44	2.38	3.99	(8.70)
Total from investment activities	3.38	0.74	2.63	4.23	(8.41)
Distributions					
Net investment income	(0.39)	(0.28)	(0.25)	(0.25)	(0.25)
Net realized gain	–	–	–	–	(0.30)
Total distributions	(0.39)	(0.28)	(0.25)	(0.25)	(0.55)
NET ASSET VALUE					
End of period	**$ 26.32**	**$ 23.33**	**$ 22.87**	**$ 20.49**	**$ 16.51**

Ratios/Supplemental Data

Total return[3]	**14.54%**	**3.26%**	**12.94%**	**25.88%**	**(33.48)%**[2]
Ratio of total expenses to average net assets	0.94%	0.94%	0.93%	1.05%	1.05%[2]
Ratio of net investment income to average net assets	1.55%	1.28%	1.17%	1.25%	1.29%[2]
Portfolio turnover rate	11.7%	10.4%	15.9%	14.3%	23.1%
Net assets, end of period (in thousands)	$ 166,324	$ 94,408	$ 48,223	$ 14,280	$ 738

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/10.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 94.5%		
CONSUMER DISCRETIONARY 14.0%		
Auto Components 0.7%		
Johnson Controls	630,400	19,353
		19,353
Hotels, Restaurants & Leisure 2.2%		
Carnival	622,100	22,875
Marriott, Class A	358,391	13,357
McDonald's	258,700	22,820
		59,052
Leisure Equipment & Products 1.1%		
Hasbro (1)	365,400	13,118
Mattel	494,200	18,097
		31,215
Media 5.4%		
McGraw-Hill	430,600	23,541
Omnicom	603,600	30,156
Time Warner	706,166	33,776
Time Warner Cable, Class A	475,800	46,243
Walt Disney	318,600	15,863
		149,579
Multiline Retail 1.9%		
Family Dollar Stores	267,100	16,937
Kohl's	584,100	25,105
Target	165,000	9,763
		51,805
Specialty Retail 2.3%		
Home Depot	581,400	35,959
Ross Stores	484,500	26,236
		62,195

Textiles, Apparel & Luxury Goods 0.4%		
Nike, Class B	232,200	11,982
		11,982
Total Consumer Discretionary		385,181
CONSUMER STAPLES 8.7%		
Beverages 3.1%		
Coca-Cola	387,600	14,050
PepsiCo	620,700	42,475
Pernod Ricard (EUR)	253,508	29,809
		86,334
Food & Staples Retailing 2.1%		
Costco Wholesale	136,900	13,522
Sysco	421,400	13,342
Wal-Mart	350,600	23,921
Walgreen	168,400	6,232
		57,017
Food Products 2.1%		
General Mills	531,600	21,482
Kellogg	350,900	19,598
McCormick	240,900	15,304
		56,384
Household Products 0.5%		
Colgate-Palmolive	129,600	13,548
		13,548
Tobacco 0.9%		
Philip Morris International	312,200	26,113
		26,113
Total Consumer Staples		239,396

ENERGY 8.3%		
Energy Equipment & Services 1.7%		
Baker Hughes	249,100	10,173
Diamond Offshore Drilling	101,800	6,918
Schlumberger	445,800	30,890
		47,981
Oil, Gas & Consumable Fuels 6.6%		
Chevron	358,500	38,768
EQT	284,900	16,803
ExxonMobil	505,100	43,717
Occidental Petroleum	286,800	21,972
Spectra Energy	903,102	24,727
Total, ADR	97,500	5,071
Williams Companies	800,500	26,208
WPX Energy (2)	264,133	3,930
		181,196
Total Energy		229,177
FINANCIALS 14.4%		
Capital Markets 3.4%		
Charles Schwab	764,600	10,980
Franklin Resources	114,900	14,443
Goldman Sachs	65,000	8,291
Morgan Stanley	262,700	5,023
Northern Trust	361,300	18,123
State Street	480,100	22,569
Waddell & Reed Financial, Class A	388,800	13,538
		92,967
Commercial Banks 4.2%		
PNC Financial Services Group	480,500	28,018
U.S. Bancorp	1,414,900	45,192
Wells Fargo	1,236,600	42,267
		115,477

Consumer Finance 1.1%		
American Express	513,800	29,533
		29,533
Diversified Financial Services 1.6%		
JPMorgan Chase	1,025,500	45,091
		45,091
Insurance 3.6%		
Allstate	431,000	17,313
Aon	504,800	28,067
Chubb	409,000	30,806
MetLife	239,100	7,876
Willis Group Holdings	483,800	16,222
		100,284
Retail Real Estate Investment Trusts (REITs) 0.5%		
General Growth Properties, REIT	629,700	12,500
		12,500
Total Financials		395,852
HEALTH CARE 13.9%		
Health Care Equipment & Supplies 4.5%		
Baxter International	311,800	20,784
C. R. Bard	153,000	14,954
Covidien	398,700	23,021
DENTSPLY International	965,100	38,228
Medtronic	162,100	6,649
Stryker	359,300	19,697
		123,333
Health Care Providers & Services 3.3%		
AmerisourceBergen	469,900	20,290
CIGNA	194,650	10,406
McKesson	421,000	40,820
UnitedHealth Group	373,700	20,270
		91,786

Life Sciences Tools & Services 1.2%		
Thermo Fisher Scientific	506,500	32,305
		32,305
Pharmaceuticals 4.9%		
Johnson & Johnson	381,900	26,771
Merck	956,300	39,151
Pfizer	2,688,000	67,415
		133,337
Total Health Care		380,761
INDUSTRIALS & BUSINESS SERVICES 12.6%		
Aerospace & Defense 1.9%		
Rockwell Collins	176,600	10,273
United Technologies	516,400	42,350
		52,623
Air Freight & Logistics 1.7%		
C.H. Robinson Worldwide	219,800	13,896
Expeditors International of Washington	290,500	11,489
UPS, Class B	309,200	22,797
		48,182
Commercial Services & Supplies 0.4%		
Republic Services	384,400	11,274
		11,274
Construction & Engineering 0.4%		
Fluor	165,000	9,692
		9,692
Electrical Equipment 2.0%		
Eaton	247,974	13,440
Roper Industries	371,800	41,449
		54,889

Industrial Conglomerates 1.6%		
Danaher	791,300	44,234
		44,234
Machinery 1.9%		
Deere	124,900	10,794
Illinois Tool Works	170,700	10,380
Pall	392,500	23,652
Stanley Black & Decker	101,000	7,471
		52,297
Professional Services 0.9%		
Equifax	244,700	13,243
Robert Half International	383,200	12,194
		25,437
Road & Rail 0.8%		
Norfolk Southern	347,800	21,508
		21,508
Trading Companies & Distributors 1.0%		
Fastenal	568,800	26,557
		26,557
Total Industrials & Business Services		346,693
INFORMATION TECHNOLOGY 11.9%		
Communications Equipment 1.1%		
Cisco Systems	841,100	16,527
Qualcomm	232,600	14,426
		30,953
Computers & Peripherals 1.0%		
Apple	49,900	26,598
		26,598
IT Services 5.6%		
Accenture, Class A	699,000	46,484
Automatic Data Processing	606,700	34,588

IBM	30,600	5,862
Iron Mountain	421,447	13,086
Visa, Class A	318,600	48,293
Western Union	350,950	4,776
		153,089
Semiconductor & Semiconductor Equipment 3.2%		
Analog Devices	218,100	9,174
Applied Materials	1,087,600	12,442
Linear Technology	157,500	5,402
Microchip Technology (1)	332,500	10,836
Texas Instruments	1,230,700	38,078
Xilinx	386,800	13,886
		89,818
Software 1.0%		
Microsoft	1,009,100	26,973
		26,973
Total Information Technology		327,431
MATERIALS 5.5%		
Chemicals 5.0%		
Air Products & Chemicals	149,000	12,519
Ecolab	292,500	21,031
Potash Corporation of Saskatchewan	351,700	14,311
Praxair	337,900	36,983
Sherwin-Williams	170,500	26,226
Sigma Aldrich	344,722	25,365
		136,435
Metals & Mining 0.5%		
Nucor	353,900	15,281
		15,281
Total Materials		151,716

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,117,952)	$ 2,776,600
Receivable for shares sold	5,817
Dividends receivable	3,748
Receivable for investment securities sold	928
Other assets	105
Total assets	2,787,198
Liabilities	
Payable for shares redeemed	20,266
Payable for investment securities purchased	7,895
Obligation to return securities lending collateral	7,003
Investment management fees payable	1,145
Due to affiliates	189
Other liabilities	370
Total liabilities	36,868
NET ASSETS	$ 2,750,330
Net Assets Consist of:	
Undistributed net investment income	$ 1,200
Accumulated undistributed net realized loss	(27,819)
Net unrealized gain	658,648
Paid-in capital applicable to 104,423,235 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,118,301
NET ASSETS	$ 2,750,330
NET ASSET VALUE PER SHARE	
Investor Class	
($2,584,005,936 / 98,102,953 shares outstanding)	$ 26.34
Advisor Class	
($166,324,231 / 6,320,282 shares outstanding)	$ 26.32

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and the Dividend Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $13,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2012, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2012, the fund recognized 3,095,000 of gain on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $6,934,000; the value of cash collateral investments was $7,003,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2012, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $588,266,000 and $280,585,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, totaled $44,079,000 and $27,904,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. During the year ended December 31, 2012, the fund utilized $33,156,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2012, expire as follows: $21,353,000 in fiscal 2017, and $1,403,000 in fiscal 2018. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $121,000 for Price Associates; $701,000 for T. Rowe Price Services, Inc.; and $474,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $44,102,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $44,102,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[142]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1992
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Dividend Growth Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price;
Vice President	Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price
Trust Company

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013